UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Avis Budget Group, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

Online
Go to www.envisionreports.com/CAR or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 11:59 pm, EST, on May 21, 2019

Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the
Avis Budget Group Stockholder Meeting to be Held on Wednesday, May 22, 2019.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.envisionreports.com/CAR

Easy Online Access — View your proxy materials and vote.

Step 1:	Go to www.envisionreports.com/CAR.
Step 2:	Click on Cast Your Vote or Request Materials.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 8, 2019 to facilitate timely delivery.

030ZBD

Stockholder Meeting Notice

The 2019 Annual Meeting of Stockholders of Avis Budget Group, Inc.(the “Company”) will be held on Wednesday, May 22, 2019 at the offices of Kirkland & Ellis LLP, 601 Lexington Avenue, New York, NY at 9:00 a.m. Eastern Standard Time (the “Annual Meeting”).

Proposals to be considered at the Annual Meeting:

1.	To elect as directors the twelve nominees named in the Company’s proxy statement for a one-year term expiring in 2020 and until their successors are duly elected and qualified.
2.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for fiscal year 2019.
3.	Advisory approval of the compensation of our named executive officers.
4.	Approval of the Avis Budget Group, Inc. Amended and Restated Equity and Incentive Plan.

The Board of Directors recommend a vote “FOR” Items 1 through 4.

NOTE: Also includes authorization to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on March 25, 2019 as the record date (“Record Date”) for the determination of stockholders entitled to receive notice of and vote at the Annual Meeting or any adjournment(s) thereof.

Stockholders of record as of the Record Date are cordially invited to attend the Annual Meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

The following Proxy Materials are available for you to review online:

●	the Company's 2019 Proxy Statement;
●	the Company's Annual Report for the year ended December 31, 2018 (which is not deemed to be part of the official proxy soliciting materials); and
●	any amendments to the foregoing materials that are required to be furnished to stockholders.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
—	Internet – Go to www.envisionreports.com/CAR. Click Cast Your Vote or Request Materials.
—	Phone – Call us free of charge at 1-866-641-4276.
—	Email – Send an email to investorvote@computershare.com with “Proxy Materials Avis Budget Group, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 8, 2019.